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                                                               EXHIBIT 10.8(iii)

                                  AMENDMENT TWO
                                  -------------
                                       TO
                                       --
                              EMPLOYMENT AGREEMENT
                              --------------------

      This AMENDMENT THREE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana mutual insurance company (the "Company") and Keith R. Faller (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dates as of the 1st day of January, 1999, as follows:

1. Effective January 1, 2001, Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31st of December, 2003.

2. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT TWO TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Keith R. Faller                            Anthem Insurance Companies, Inc.


 /s/ Keith R. Faller                       By: /s/ Larry C. Glasscock
----------------------------------            ----------------------------------
                                           Name: Larry C. Glasscock

                                           Title: President and CEO